UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☒ Soliciting Material under §240.14a-12

The Motley Fool Funds Trust
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Final- Call Center Script

THE MOTLEY FOOL FUNDS TRUST

Meeting Date: May 21, 2014

For BNY Call Center Staff

Shareholder services representative will need to identify if the shareholder was invested with Motley Fool Funds on March 26th, 2014.  If the shareholder is eligible to vote, the representative should say:

“Before we hang up, did you receive a proxy voting package in the postal mail or by email? ”

or

“Mr. Smith, have you received a proxy voting package in the postal mail or by emai?”

(On many calls the shareholder is ready to disconnect at the end of their transaction.  The shareholder services representative should inquire about the proxy during the normal flow of the call.)

If shareholder acknowledges receipt of the package, shareholder services representative should say:

“Have you had an opportunity to vote?”

If shareholder has submitted their vote the shareholder services representative should thank the shareholder and close the call.

“Thank you for voting and thank you for calling Motley Fool Funds.”

If shareholder does not acknowledge receipt of the package, has not voted, or inquires about the Proxy, the shareholder services representative would then share the following information.

“Motley Fool Funds is asking all shareholders to vote on two important matters. The first is a change to the contract between the Board of Trustees and Motley Fool Asset Management.  This change would reduce the investment advisory fee paid by shareholders and eliminate the performance-based fulcrum fee. The second is a vote on the election of one nominee to serve on the Trust’s Board of Trustees.”

“To vote, please see the proxy statement you received by mail or email.  Or, you can visit foolfunds.com to read more and for a link to the voting site. Please vote no later than 11:59PM Eastern Time on May 20, 2014.”

Final- Correspondence Team Reminder

THE MOTLEY FOOL FUNDS TRUST

Meeting Date: May 21, 2014

For use by the BNY Shareholder Services Correspondence Team

At the end of each email, prior to the closing signature, the correspondence team should write:

Motley Fool Funds is asking shareholders to vote on two important matters. The first is a change to the contract between the Board of Trustees and Motley Fool Asset Management. This change would reduce the investment advisory fee paid by shareholders and eliminate the performance-based fulcrum fee. The second is a vote on the election of one nominee to serve on the Trust’s Board of Trustees. To vote, please see the proxy statement you received by mail or email. Or, you can click here to read more and vote directly online. Please vote no later than 11:59PM Eastern Time on May 20, 2014.

Final- Solicitation Script

THE MOTLEY FOOL FUNDS TRUST

Meeting Date: May 21, 2014

Toll Free Number: 855-601-2249

Inbound Greeting:

“Thank you for calling the Broadridge Proxy Services Center for MOTLEY FOOL FUNDS. My name is <Agent Name> and this call is being recorded for quality assurance. How may I assist you today?”

Outbound Greeting:

“Hello is Mr. /Ms.                                 available please?”

“Hi Mr. /Ms                     , my name is <Agent Name> and I am calling on behalf of MOTLEY FOOL FUNDS on a recorded line.  Recently we sent you proxy materials for the upcoming Special Meeting of Shareholders to be held on May 21, 2014 and have not received your vote. “

Voting:

“Your Fund’s Board recommends that shareholders vote “FOR” the proposals.  Would you like to vote along with the recommendations of the board?”

“Would you like to vote all of your accounts accordingly?”

“Thank you, I am recording your (for, against, abstain) vote.  For confirmation purposes, please state your full name.”

“And according to our records, you currently reside in (read city, state, and Zip Code). To ensure we have the correct street address for the confirmation, please state your street address.”

“Thank you.  You will receive a confirmation of your voting instructions within 5 days.  If you have any questions, please contact us at the toll free number listed on the confirmation.”

“Mr./Ms. (Shareholder’s Last Name), your vote is important and your time is appreciated.  Thank you and have a good (day, evening, night).”

If Unsure of voting or does not want to vote along with the recommendation of the Board:

“Would you like me to review the proposals with you? “ (After review, ask them if they would like to vote now over the phone).

1

If Not Received/Requesting material to be re-mailed:

“I can resend the proxy materials to you, or I can review the proposals with you and record your vote immediately by phone.” (pause for response)

After review, ask them if they would like to vote now over the phone.

“Your Board recommends that you vote “FOR” the proposals. Would you like to vote along with the recommendations of the Board?”

If they don’t want proposals reviewed:

“Do you have an email address this can be sent to?” (If yes, enter the email address in the notes and read it back phonetically to the shareholder.)

“Thank you.  You should receive the proxy materials shortly and the materials will inform you of the methods available to cast your vote, one of which is to call us back at 855-601-2249.”

If Not Interested:

(Use rebuttal) “I am sorry for the inconvenience. Please be aware that as a shareholder, your vote is very important.  Please fill out and return your proxy card at your earliest convenience.  If you would rather not do that, you can always vote via the other methods outlined in the proxy materials. Thank you again for your time today, and have a wonderful day/evening. “

ANSWERING MACHINE MESSAGE:

“Hello, my name is <Agent Name> and I am a proxy voting specialist calling on behalf of MOTLEY FOOL FUNDS. You should have received proxy material electronically or in the mail concerning the Special Meeting of Shareholders to be held on May 21, 2014.”

“Your vote is very important.  Please sign, date and promptly mail your proxy card in the postage-paid envelope provided.  Internet and telephone voting are also available.  To vote over the Internet please follow the instructions provided in the proxy materials.  If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 855-601-2249 and a proxy voting specialist will assist you.  Specialists are available Monday through Friday, 9:30 AM to 10:00 PM Eastern Time.  Voting takes just a few moments and will benefit all shareholders.

2

Thank you for your prompt attention to this matter.”

AUTOMATED ANSWERING MACHINE MESSAGE:

“Hello, this is the Broadridge Proxy Services Center calling with an important message on behalf of MOTLEY FOOL FUNDS.  You should have received proxy material electronically or in the mail concerning the Special Meeting of Shareholders to be held on May 21, 2014.

Your vote is very important.  Please sign, date and promptly mail your proxy card in the postage-paid envelope provided.  Internet and telephone voting are also available.  To vote over the Internet please follow the instructions provided in the proxy materials.  If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 855-601-2249 and a proxy voting specialist will assist you.  Specialists are available Monday through Friday, 9:30 AM to 10:00 PM Eastern Time.  Voting takes just a few moments and will benefit all shareholders.

Thank you for your prompt attention to this matter.”

INBOUND - CLOSED RECORDING:

“Thank you for calling the Broadridge Proxy Services Center. Our offices are now closed.  Please call us back during our normal business hours which are, Monday through Friday, 9:30 AM to 10:00 PM Eastern Time.  Thank you.”

INBOUND - CALL IN QUEUE MESSAGE:

“Thank you for calling the Broadridge Proxy Services Center.  Our proxy specialists are currently assisting other shareholders.  Your call is important to us.  Please continue to hold and your call will be answered in the order in which it was received.”

END OF CAMPAIGN MESSAGE:

“Thank you for calling the Broadridge Proxy Services Center. The Shareholder meeting has been held and as a result, this toll free number is no longer in service for proxy related calls. If you

3

have questions about your investment, please contact your Financial Advisor or the fund company directly.  Thank you and have a nice day.”

4

Important Proxy Materials are available from THE MOTLEY FOOL FUNDS TRUST

Dear Shareholder,

You have elected to receive Proxy Materials electronically.

This email notification contains information relating to Proxy Materials that are available for the Motley Fool Funds Trust that are maintained in your account (s) and that are identified below.

Please read these instructions carefully before proceeding.

NOTICE OF AVAILABILITY OF IMPORTANT PROXY MATERIALS:

Proxy Materials are available for the following shareholders’ meeting.

The Motley Fool Funds Trustders

Special Meeting of Shareholders

Meeting Date: May 21, 2014

For Shareholders as of: March 26, 2014

You can access these Proxy Materials at the following web address:

NOTICE OF SPECIAL MEETING AND PROXY STATEMENT

https://materials.proxyvote.com/Approved/MC5178/20140408/NPS 201805.pdf

If your email software supports it, you can simply click on the above link.  If not, you can type (or copy and paste) the web address into the address line of your web browser.

HOW TO VOTE:

Because electronic Proxy Materials do not include a proxy card that you can mail in, you will need to cast your vote through the Internet or by touchtone telephone.  Either way, you will need the Control number (s) by below.

MOTLEY FOOL INDEPENDENCE FUND

CONTROL NUMBER: 012345678901

(use this number to cast your vote)

To vote through the Internet, visit http://www.proxyvote.com

Internet voting is accepted up to 11:59 p.m. the day before the meeting/ cut off date.

To vote by touchtone telephone, call 1-800-690-6903 and follow the recorded instructions.  Touchtone telephone voting is accepted up to 11:59 p.m. the day before the meeting/cutoff date.

ADDITIONAL INFORMATION:

To access the electronic Proxy Materials, you may need Adobe Acrobat at Reader software.  This software is available for download at no cost at http://www.adobe.com.  Downloading time may be slow.

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Proxy Vote


Proxy Vote

Proxy Statement President's Letter

April 06, 2014 – Shareholders, please vote now on two proposals that require your approval. Please click here for more information. Read more

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Great America Fund	Domestic Small-and-Mid-Cap	11/01/2010	TMFGX	Learn More
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Epic Voyage Fund	International Multi-Cap	11/01/2011	TMFEX	Learn More

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Proxy Vote

Shareholders, we need your help to decide two important proposals for the funds. MFAM President Peter Jacobstein explains exactly what they mean to your investments in a special Letter to Shareholders. The deadline to vote is 11:59PM ET May 20, 2014.

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Letter to Shareholders

Proxy Statement President's Letter

Shareholders, please vote now on two proposals that require your approval. Please click here for more information.

By Peter Jacobstein - April 03, 2014

0

Dear Shareholder:

On behalf of the Board of Trustees (the "Board") of The Motley Fool Funds Trust (the "Trust"), I am pleased to invite you to a special meeting of shareholders ("Special Meeting") of the Trust scheduled for 2:00 pm Eastern time, on May 21, 2014. This Special Meeting will be held at 2000 Duke Street, Suite 150, Alexandria, Virginia 22314. Please take the time to read the accompanying Proxy Statement and cast your vote, since it covers matters that are important to the Trust and to you as a shareholder.

At the Special Meeting, shareholders of each series of the Trust (each, a "Fund" and together, the "Funds") will be asked to (1) elect a Trustee to the Board and (2) approve an amended and restated investment advisory agreement between the Trust and Motley Fool Asset Management, LLC (the "Adviser" or "MFAM") on behalf of each Fund. The Trustee nominee is a current member of the Board who has served since the Board appointed him in July 2012. The primary purpose of proposing to amend the investment advisory agreement between the Trust and the Adviser is to simplify the current advisory fee structure by eliminating the fulcrum fee component and to reduce what is currently the base fee component of the advisory fee from 0.95% to 0.85%. In other words, the current advisory fee would be replaced with a flat fee of 0.85%.

Shareholders of the Funds may also be asked to transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournments thereof in the discretion of the proxies or their substitutes.

The proposals are discussed in detail in the enclosed Proxy Statement. Please read it carefully. The Board has concluded that each proposal is in the best interests of the Funds and their respective shareholders and unanimously recommends that you vote "FOR" the proposals.

Seriously. Why are we doing this?

To simplify the advisory fee structure, which should result in lower fees.

Folks, when we launched the Independence Fund back in 2009, we had a great idea that we would place a fulcrum on our advisory fee, so that if we beat our benchmark the Adviser would get paid a bit more and, if we trailed it, the Adviser would get paid a bit less. Sounds great, right? We love the principle of this so much that we launched the Great America Fund and the Epic Voyage Fund with fulcrums, too.

But that which is great in principle can have some unwelcome consequences. Most notably, it has proved confusing to shareholders; for an organization like ours that is dedicated to bringing transparency to the mutual fund business, that has been challenging. In the end, we reluctantly decided that simpler is sometimes better.

In essence we are asking you to vote on two things. First, Carl Verboncoeur joined our Board, which has forced me to learn to spell "Verboncoeur." We are asking shareholders to elect Mr. Verboncoeur to the Board so that we have a Board entirely elected by shareholders. Second, we are proposing to amend the advisory agreement between the Trust and MFAM to eliminate the fulcrum fee and to reduce what is currently the base fee component of the Funds' advisory fee from 0.95% to 0.85%.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE READ THE PROXY STATEMENT AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED BY THE CLOSE OF BUSINESS ON MAY 20, 2014 IF YOU VOTE BY MAIL, OR BY 11:59 PM EASTERN TIME ON MAY 20, 2014 IF YOU VOTE BY TELEPHONE OR INTERNET.

I, and everyone here at Motley Fool Funds, have an unwavering commitment to you. I appreciate your participation and prompt response in this matter and thank you for your continued support.

If you have questions about our proxy, please call Broadridge at (855) 601-2249.

Peter Jacobstein

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. A redemption fee of 2.00% of the then-current value of the shares redeemed is imposed on redemptions of shares made within 90 days of purchase (i.e., the redemption is effective on or before the 90th day following the date of purchase), subject to certain exceptions. The redemption fee is not reflected in the quoted returns.

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To vote your shares, please locate the control number on your ballot and click here.

Foolish Best,

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Additional Info

FUND	NET EXPENSE RATIO (AS OF 02/28/2014)	GROSS RATIO AS STATED IN THE PROSPECTUS (02/28/2014)
Independence Fund	1.35%*,1	1.37%*
Great America Fund	1.36%*,2	1.54%*
Epic Voyage Fund	1.32%*,3	2.60%*

** The Fund's net expense ratios reflect fee waivers and expense reimbursements by the investment adviser. The Adviser has contractually agreed to pay, waive or absorb a portion of the Funds' expenses through the end of February 2015, or such later date as may be determined by the Funds and the Adviser. The Funds' performance would have been lower if the waivers/reimbursements had not been in effect.*

[1] The Independence Fund Net Expense Ratio includes a Monthly Performance Adjustment of 0.00% (as of March 1, 2014).

[2] The Great America Fund Net Expense Ratio includes a Monthly Performance Adjustment of 0.01% (as of March 1, 2014).

[3] The Epic Voyage Fund Net Expense Ratio includes a Monthly Performance Adjustment of -0.03% (as of March 1, 2014).

Please consider the charges, risks, expenses, and investment objectives carefully before you invest. Please see the Independence Fund prospectus, the Great America Fund prospectus, or the Epic Voyage Fund prospectus containing this and other information. Read it carefully before you invest or send money.

©2009-2014 Motley Fool Asset Management, LLC. All rights reserved. Use of this website is governed by the Terms and Conditions. The content contained on this website is provided to users "AS IS" without any express or implied warranty.

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Motley Fool Funds are distributed by Foreside Funds Distributors LLC, Berwyn, Pennsylvania

Invest Now » Access Your Account » Enroll in Online Access » April 2014 Please consider the charges, risks, expenses, and investment objectives carefully before you invest. Please see the Independence Fund, Great America Fund, or Epic Voyage Fund prospectus containing this and other information. Read it carefully before you invest. Motley Fool Funds are distributed by Foreside Funds Distributors LLC, Berwyn, Pennsylvania. We value your privacy. Our privacy policy is available here. If you have comments or suggestions about this message, or questions about Motley Fool Funds, please contact us. ©2014 Motley Fool Asset Management, LLC, 2000 Duke Street, Suite 175, Alexandria, VA 22314. View our Terms and Conditions. We've sent you this Motley Fool Funds message because you subscribed to our monthly newsletter, Declarations. If you no longer wish to receive this email, you can unsubscribe at any time. (Pssst: To prevent this from getting swept up by overzealous email filters, please add fool@foolfundsmail.com to your email address book.) Fund Decisions – Vote Today! Shareholders, we need your help to decide two important proposals for the funds. Motley Fool Funds Trust President Peter Jacobstein explains exactly what they mean to your investments in a special Letter to Shareholders.

Invest Now » Access Your Account » Enroll in Online Access » April 2014 Fund Decisions – Vote Today! Shareholders, we need your help to decide two important proposals for the funds. Motley Fool Funds Trust President Peter Jacobstein explains exactly what they mean to your investments in a special Letter to Shareholders. Please consider the charges, risks, expenses, and investment objectives carefully before you invest. Please see the Independence Fund, Great America Fund, or Epic Voyage Fund prospectus containing this and other information. Read it carefully before you invest. Motley Fool Funds are distributed by Foreside Funds Distributors LLC, Berwyn, Pennsylvania. We value your privacy. Our privacy policy is available here. If you have comments or suggestions about this message, or questions about Motley Fool Funds, please contact us. ©2014 Motley Fool Asset Management, LLC, 2000 Duke Street, Suite 175, Alexandria, VA 22314. View our Terms and Conditions. We've sent you this Motley Fool Funds message because you subscribed to our monthly newsletter, Declarations. If you no longer wish to receive this email, you can unsubscribe at any time. (Pssst: To prevent this from getting swept up by overzealous email filters, please add fool@foolfundsmail.com to your email address book.)

MOTLEY FOOL INDEPENDENCE FUND Control# 395068456004 2014 Special Meeting of Shareholders Wednesday, May 21, 2014 Cusip: 619815-103 Meeting Material(s) Proxy Statement 1. Vote 2. Review 3. Confirmed As your vote is very important, we recommend that all voting instructions be received at least one business day prior to the voting cut-off time stated in the proxy materials. Scroll down for proxy instructions and voting. PROXY BALLOT MOTLEY FOOL INDEPENDENCE FUND 2014 Special Meeting of Shareholders To be held on Wednesday, May 21, 2014 MOTLEY FOOL FUNDS TRUST THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES The undersigned shareholder of the Motley Fool Independence Fund, the Motley Fool Great America Fund and/or the Motley Fool Epic Voyage Fund (the "Funds") hereby appoints Lawrence Greenberg and Philip Biedronski, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the fund standing in the name of the undersigned at the close of business on March 26, 2014 at a Special Meeting of Shareholders to be held on May 21, 2014 at the office of Motley Fool Asset Management, 2000 Duke Street, Suite 150, Alexandria, VA 22314, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting. Proposal(s) Recommendations of the Board Vote Options 1A. ELECTION OF TRUSTEE: CARL VERBONCOEUR For For Abstain 2. TO APPROVE THE AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST AND THE ADVISER For For Against Abstain Back to top April 9, 2014 Accurate | Dependable | Efficient

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Twitter, Inc. (US) https://twitter.com Most Visited Getting Started Latest Headlines Pin It Clip to Polyvore CMS Link FTP Site YouEarnedlt FoolTicket MFAM Monthly Jingle Compose New Tweet Shareholders, vote now on two proposals that require your approval. Click http://www.foolfunds.com/insights/proxy-statement-presidents-letter/ for all of the details. Thanks! Add photo Add location 11 Tweet

Dear Motley Fool Funds Shareholder:

For the very first time, we’re asking shareholders to decide two important proposals for our funds.

You will be receiving a package in the mail or an email, depending upon your previous selection for receiving regulatory material from Motley Fool Funds. This package or email will provide you with all of the proxy material and details necessary to record your vote.

You can participate by voting your shares as soon as you receive the materials, or by attending a voting meeting at The Motley Fool headquarters (this meeting concerns the proposals only; we will have our Annual Shareholder Party at a later date). You’ll find all of the important details below.

Proposal 1:

To elect the nominee to serve on the Board of Trustees of the Trust

You are being asked to vote on the election of one nominee to serve on the Trust’s Board of Trustees. Four Trustees currently serve as Trustees and the Board is recommending that Carl Verboncoeur be elected by shareholders to the Board. Carl is a long-time mutual fund industry executive and the retired CEO of Rydex Investements, a fund complex that grew dramatically under his leadership.. The Trust’s Board of Trustees recommends that you vote “FOR” the election of Carl Verboncoeur to the Board of Trustees.

Proposal 2:

Approval of Amended and Restated Investment Advisory Agreement between the Trust and Motley Fool Asset Management

You are also being asked to vote on an Amended and Restated Investment Advisory Agreement, which is the contract between the Board of Trustees and Motley Fool Asset Management, the Investment Advisor that manages The Motley Fool Independence Fund, The Motley Fool Great America Fund and The Motley Fool Epic Voyage Fund. The proposed change would allow Motley Fool Asset Management to reduce the Funds’ investment advisory fee from 0.95% to 0.85% and eliminate the performance-based fulcrum fee.

The Trust’s Board of Trustees recommends that you vote “FOR” the Amended and Restated Investment Advisory Agreement.

Why are we doing this? The proposed election of Carl Verboncoeur would provide valuable industry experience to the Board of Trustees. The proposed change to the fee structure seeks to provide investors with a lower management fee and a simplified fee structure. We view these as important steps to help us achieve our mission: To Help the World Invest: Better.

Your vote is important regardless of the number of shares you own. Proxies are very important to us at Motley Fool Funds because we believe you should always have a say in the management of any company you own. It is important that your vote be received no later than 11:59PM Eastern Time on May 20, 2014.

Please be sure to read the full package before voting. You can read the President’s Letter and access the electronic voting site by clicking here.

The voting meeting is happening at 2 p.m. on Wednesday, May 21st at Fool Headquarters,

2000 Duke Street, Alexandria, VA, 22314. We urge you to vote your shares at your earliest convenience regardless of whether you can attend.

If you have any questions after considering the materials, please call (855) 601-2249 and someone will be happy to help you.

We appreciate your participation and time in responding to these matters, and thank you, as always for placing your trust in us.

Foolish Best,

We value your privacy. Our privacy policy is available here.

If you have comments or suggestions about this message, or questions about Motley Fool Funds, please contact us.

Copyright © 2010-2014 Motley Fool Asset Management, LLC, 2000 Duke Street, Suite 175, Alexandria, VA 22314. View our Terms and Conditions.

You received this message because you requested investment information from Motley Fool Funds. If you no longer wish to receive this email, please unsubscribe now.

Please consider the charges, risks, expenses, and investment objectives carefully before you invest.

Please see a prospectus, which you can obtain by visiting www.foolfunds.com or calling 1-888-863-8803, that contains this and other information. Read it carefully before you invest or send money.

Motley Fool Funds are distributed by Foreside Funds Distributors LLC, Berwyn, Pennsylvania.